Derivative financial instruments	12 Months Ended
Dec. 31, 2025
Financial Instruments [Abstract]
Derivative financial instruments

18	Derivative financial instruments
Customer liabilities
Customer liabilities relate to timing differences of revenue recognition as discussed in note 2.5. The fair value of customer liabilities is further discussed in note 24.
Funding and option arrangements
Option to purchase additional percentage of T and W Holdings Proprietary Limited
On May 17, 2024, the Group entered into call option agreements to purchase additional shares in T and W Holdings Proprietary Limited ("T and W") under which the Group would obtain an additional 16% under the first option, that would result in the Group effectively holding a 51% interest in T and W. Under the second option, the Group would acquire an additional 24% shareholding in T and W, resulting in the Group holding a 75% interest in T and W. The Group did not control T and W at December 31, 2025. The fair value of this option at December 31, 2025 is $0.3 million and a loss of $0.1 million was recognized in the Statement of Profit or Loss relating to this option.
The first option exercise period commences on May 1, 2026 and expires after 30 business days and the second option exercise period commences on November 1, 2027. If the option is not exercised during the initial period, an additional option exercise period commences on May 1, 2027 and November 1, 2028 respectively and expires after 30 business days.
Option to sell B2B Division of DGC
The Group entered into an option agreement on April 7, 2021 with Mahigaming LLC ("Mahi"), an entity nominated by Games Global, in which it granted a call option ("B2B Option") to Mahi to purchase the B2B division of DGC for $10.0 million, adjusted for revenues earned and operating expenses incurred by the B2B Division. The option was set to expire on June 30, 2024 and was exercised on February 1, 2024 at which time the consideration was agreed at $12.9 million. The fair value of this option at February 1, 2024 was $61.3 million (2023: $47.1 million) and a loss of $14.3 million was recognized in 2024 (2023: $30.8 million) in the Statement of Profit or Loss relating to this option.
Option to purchase remaining percentage in SportCC
On August 1, 2023, the Group entered into a put and call option agreement to purchase the remaining 25% of the outstanding shares of SportCC for $2.5 million. The exercise period commenced on August 1, 2025 and expired on October 30, 2025. The option was exercised within the exercise period and the outstanding shares were purchased for $2.5 million at the end of October 2025.
Option to acquire Bellerive Capital 71 Limited
The Group entered into a funding and option agreement on November 4, 2025 with Bellerive Capital Limited ("Bellerive") to facilitate the investment into Clipfarm LLC ("Clipfarm"). An amount of $3.5 million was advanced to Bellerive on December 31, 2025, as discussed in note 13. Under the funding and option agreement, the Group and Bellerive will jointly hold (in equal shares), a stake in Bellerive Capital 71 Limited ("BC71").
BC71L will then acquire the stake in Clipfarm.